PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Unconstrained Bond Fund (the Fund)

Supplement dated September 21, 2015 to the Fund’s Statutory Prospectus (the Prospectus)

and Statement of Additional Information (the SAI), Each Dated July 9, 2015

This supplement amends and supersedes any contrary information contained within the Fund’s Prospectus and SAI and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

A.	The following disclosure is added to the front cover page of the Fund’s Prospectus:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

B.	The sixth paragraph in the section “Investments, Risks and Performance – Principal Investment Strategies” in the summary section of the Fund’s Prospectus is revised to state that the Fund may invest without limit in derivative instruments.

C.	The section “Investments, Risks and Performance – Principal Risks” in the summary section of the Fund’s Prospectus is revised to include the disclosure below:

Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). Due to recent regulatory changes, the manager, its affiliates and the Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

D.	The fourth paragraph in the section “More About The Fund’s Investment Strategies, Investments and Risks - Investment Strategies and Investments” of the Fund’s Prospectus is revised to state that the Fund may invest without limit in derivative instruments.

E.	The section “Investment Risks and Considerations - Derivatives” in the Fund’s SAI is revised to include the disclosure below:

Based on the Fund’s current investment strategies, the Fund is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund under the CEA. The Manager is therefore subject to dual regulation by the SEC and the CFTC. The Manager, its affiliates and the Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund due to such dual regulation. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies.

F.	The section “Investment Risks and Considerations - Futures” in the Fund’s SAI is revised to delete the last paragraph in that section.

LR798